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                                                                   EXHIBIT 10.51

                        CONFIDENTIAL TREATMENT REQUESTED

Confidential portions of this Agreement which have been redacted and marked with brackets ("[ ]"). The omitted material has been filed separately with the Securities and Exchange Commission.

                           RESELLER SERVICES AGREEMENT


This AGREEMENT, dated September 9th, 1998, is between BUSINESS TELECOM, INC.("BTI"), a North Carolina corporation with its principal offices at 4300 Six Forks Road, Suite 500, Raleigh, NC 27609 and, KNOLOGY HOLDINGS, INC., ("CUSTOMER") a long distance corporation with its principal offices at 1241 O.G. Skinner Drive, West Point, GA. 31833.


                                    RECITALS

BTI is in the business of providing long distance telecommunication services to commercial and residential customers; and

CUSTOMER is in the business of purchasing long distance telecommunication services and reselling the same to commercial and residential customers; and

THE PARTIES desire to enter into a business arrangement whereby BTI provides its long distance services to Customer for Customer's resale in accordance with the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the covenants and obligations contained herein the parties hereto agree as follows:


1.       SERVICE AVAILABILITY.

         1.1 Commencing on such dates (after the date first set forth above) as may be mutually agreed upon by the parties hereto, BTI shall make certain telecommunication services (which are defined in Section 2 below and which collectively are called the "Services") available to Customer and/or customers of Customer (such customers of Customer hereinafter referred to as "End-Users"), in those areas where BTI, in its sole discretion, determines the Services to be available.

         1.2 The Customer understands and agrees that the Services may include value added services that BTI makes available to its customer base, but that BTI is not obligated to provide Customer or End-Users with any value added services.


2.       SERVICE DEFINITIONS.

         2.1 "Dedicated Services" consists of switched long distance traffic delivered by Customer to a BTI Point of Presence ("POP") via dedicated facilities and terminated by BTI over the BTI network. If Customer elects to subscribe to the Dedicated Services, Customer shall be subject to the requirements set forth herein, including Section 7.

         2.2 "Switched Services" consists of switched long distance traffic generated by End-Users that originates and terminates over the BTI Network. End-Users of Switched Services are not connected to Customer's facilities and have had their telephone lines presubscribed to BTI or to Customer's carrier identification code. Customer understands and agrees that End-Users whose telephone lines are presubscribed to BTI may be requested to call 1-700-555-XXXX to confirm their long distance carrier and that they will hear a recording identifying BTI as their long distance carrier. If requested by Customer on the initial Subscription Checklist (defined at Subsection 5.1) submitted by Customer, BTI shall provide Customer with an available 700 number (1-700-555-XXXX) and the recorded message selected by Customer on said Subscription Checklist that identifies Customer to its End-Users. BTI shall make the 700 number available for Customer's use within fifteen business days after receipt of said Subscription Checklist. BTI shall charge Customer a monthly recurring charge as defined in EXHIBIT E.4.

         2.3 "International Services" consists of International traffic generated via the Dedicated or Switched Services and rated per EXHIBIT H.

         2.4 "Directory Assistance Services" consists of directory assistance traffic generated via the Dedicated and Switched Services at rates defined in EXHIBIT E.1.

         2.5 "Switched 800/888 Services" consists of inbound 800/888 traffic generated via 800/888 telephone numbers assigned by BTI to Customer that originates and terminates over the BTI network. All 800/888 traffic will be rated at On-Net rates.


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                     [  ] - CONFIDENTIAL TREATMENT REQUESTED

         2.6 "Dedicated 800/888 Services" consists of inbound 800/888 traffic generated via 800/888 telephone numbers assigned by BTI to Customer that originates on the BTI network and is terminated by BTI onto an End-User's dedicated facilities.

         2.7 BTI shall provide "Enhanced 800/888 Services" as defined in EXHIBIT D.2.

         2.8 "Calling Card Services" consists of traffic generated via calling card authorization codes assigned by BTI to Customer at rates defined in EXHIBIT E.2.

         2.9 The Switched 800/888 and Dedicated 800/888 Services are collectively referred to as the "Inbound Services". If Customer elects to subscribe to the Inbound Services, Customer shall be subject to the requirements set forth herein, including Section 6.

         2.10 BTI shall provide "Conference Calling Services" as defined in EXHIBIT E.7.

         2.11 BTI shall provide "Internet Access Services" as defined in EXHIBIT E.8.

         2.12 BTI shall provide "Voice Mail Services" as defined in EXHIBIT E.3.

         2.13 For purposes of this Agreement, "month" shall equal the BTI billing cycle described in Subsection 4.2 a.

         2.14 "RBOC" shall mean Regional Bell Operating Company. The RBOC's are defined as Bell South, Southwestern Bell, Ameritech, Pac Bell, US WEST, Nynex, and Bell Atlantic.

         2.15 "Independent Telco" shall mean any telephone company other than RBOC's.

         2.16 "On-Net Domestic Switched" refers to all states as defined in EXHIBIT B.3.

         2.17 "Off-Net Domestic Switched" refers to all states not listed on EXHIBIT B.3 and excludes Alaska, Hawaii, Puerto Rico, and the Virgin Islands.

         2.18 BTI shall provide "Project Codes" as defined in EXHIBIT E.5.

3.       OPERATOR AND INTRALATA SERVICES.

         3.1 Operator Services and 700/900 network calls which are made available to End-Users by BTI shall be billed at standard BTI charges directly by BTI either on the bill an End-Users receives from its local exchange carrier (the "LEC") or from a BTI Billing agent. BTI shall not bill Customer for any Operator Services provided to, or the 900 network calls made by, End-Users and any revenues for such services and call received by BTI shall be retained solely by BTI. Operator Services are defined as calls made via 00, 0- or 0+ calling that require the assistance of an operator to complete, such as but not limited to collect calls and bill-to-a-third-number calls. 700/900 network calls are those calls made to various information providers utilizing telephone numbers with 700 or 900 dialing sequences. BTI reserves the right to revise its rates for Operator Services and 700/900 network calls at any time. Operator Services and 700/800/888/900 network calls shall not be available with the Dedicated Services.

         3.2 In areas where Intralata service is permitted, BTI shall pass through to Customer any State or Regulatory Compensation Settlement(s) and or surcharge(s) which may be imposed by the state regulatory agency.




4.       RATES AND CALL DETAIL RECORDS.

         4.1 Customer shall purchase and pay for the "On-Net RBOC Domestic Switched Services" as defined in EXHIBIT B.1, and/or "Domestic Dedicated Services" as defined in EXHIBIT C.1, and/or "Additional Services" as defined in EXHIBIT E, unless otherwise noted, which is made part hereof. "Off-Net RBOC Domestic Switched Services" will be provided at the rates defined in EXHIBIT
B.1, unless otherwise noted. For independent ANI's, Customer shall pay a $[   ]
per minute surcharge when Customer's usage originating in Independent areas exceeds twenty percent (20%) of Customer's total usage of the Service. BTI reserves the right to revise the surcharges on a quarterly basis.

         4.2 Customer shall have the option of receiving call detail records ("CDR") for usage of the Services on (i) a monthly basis, (ii) a pre-bill run basis (one day a week), or (iii) no CDR at all. Customer may also elect both options (i) and (ii), which are detailed below.

                  A. If Customer elects option (i), then within ten business days following the end of the monthly BTI billing cycle to which Customer's account has been assigned, BTI shall deposit with an overnight delivery service for delivery to Customer a magnetic tape containing CDR for the Services (the "CDR Tape"). Each CDR Tape shall represent "monthly" usage (approximately thirty days of usage) of the Services. The CDR Tapes will rate the Services at the standard BTI Rates in effect at the time the Services were provided. Customer shall pay applicable CDR charges as defined in EXHIBIT E.3.


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                  B. If Customer elects option (ii), then BTI shall deliver the
CDR by electronic data exchange ("Electronic Exchange") to either Customer's designated mainframe computer or dedicated personal computer for each pre-bill computer run performed by BTI (generally pre-bill runs are performed by BTI one day a week). The CDR transfers via Electronic Exchange are initiated by BTI and generally run during the evening or early morning hours. Customer shall pay Electronic Transfer charges as defined in EXHIBIT G.1. In addition, Customer shall subscribe to a BTI 800/888 number for CDR transfers via Electronic Exchange. Customer shall be billed the applicable Inbound Services rates set forth in EXHIBIT B.1 for said 800/888 number. Further, Customer shall be responsible for the cost of hardware and software necessary at its location, which hardware and software shall comply with the formats and technical specifications that BTI may promulgate from time to time. If customer elects both options (i) and (ii) the individual set up charges and the monthly recurring charges for both options shall be applicable.

                  C. Customer shall select the applicable option or options at the time it submits its first Subscription Checklist to BTI. Applicable set up fees shall be billed to Customer, at the sole option of BTI, either along with the initial pre-payment or on a later Customer Invoice. Customer may cancel an option at any time on thirty days written notice. Customer may change an existing option or select a new option at any time upon written notice and payment to BTI of the applicable set up charge. Changes or new selections shall not be effective any earlier than the second billing cycle following the date of the receipt of payment for the applicable set up charge.

         4.3 Customer acknowledges and agrees that the BTI billing system inputs and outputs including, but without limitation to, the CDR and answer supervision, are mutually acceptable, and meet common carrier industry standards. BTI represents that the aforesaid billing system inputs and outputs used for the Services will be substantially the same as those used by BTI for its other customers utilizing services similar to those provided to Customer hereunder. Customer further agrees that, except with respect to the Dedicated Services, it shall not charge End-Users utilizing any of the Services for more minutes of Services' usage than is contained in the CDR provided by BTI to Customer.


5.       ORDER PROCESSING.

         5.1 Customer shall not be obligated to subscribe to all of the Services being made available by BTI hereunder. At the time Customer requests subscription to any of the Services, BTI shall supply Customer with a subscription checklist and information sheet that must be completed by Customer prior to implementation of the requested Services. The Subscription Checklist shall require Customer to provide traffic information deemed necessary by BTI for it to determine estimated usage volumes for the selected Services.

         5.2 At the time Customer submits its first Subscription Checklist to BTI, Customer shall select one of the options set forth below as the media by which it will transmit to BTI (i) orders for the issuance of 800/888 Numbers,
(ii) orders for turn-up of End-User ANIs, and (iii) the End-User Information. The media options are:

                  A. Facsimile transmission. If this option is selected the BTI facsimile number and contact person is defined in Exhibit H.1. BTI may change its facsimile number or contact person upon prior written notice to Customer. If, during any month this option is in use, the number of 800/888 Numbers or ANIs ordered by Customer exceed 100, then upon written notice BTI may, in its sole discretion, require Customer to select one of the options set forth in
Section 5.2 b or c. Upon receipt of such written notice, Customer shall have thirty days to make such selection. If Customer fails to timely make such selection, BTI shall not be obligated to accept any further orders from Customer until such selection has been made.


                  B. Magnetic tape.

                  C. Electronic Exchange, as per EXHIBIT G.2

                  D. Notwithstanding the foregoing options, if Customer has elected Electronic Exchange for receiving call detail records pursuant to Subsection 4.2 B, then Customer shall be deemed to have selected the same for the purposes of this Subsection 5.2.

         5.3 At the time Customer orders (i) the assignment of an 800/888 Number, or (ii) the turn up of an End-User ANI, Customer shall furnish BTI, via the media selected by Customer pursuant to Subsection 5.2, with the name, billing and service addresses and ANI, of each applicable End-User (the "End-User Information"). Notwithstanding the preceding sentence, the End-User Information shall not be required for End-Users utilizing the Dedicated Services. The End-User Information is required for LEC account set-up, normal call processing, and handling NXX level customer service. The End-User Information shall be deemed to be Customer's Proprietary Information in accordance with Section 14.

         5.4 BTI shall activate use of 800/888 telephone numbers (the "800/888 Numbers") and End-User telephone numbers ("ANIs") presubscribed to BTI in accordance with the following time frames:

                  A. For 800/888 Numbers, within fifteen business days of receipt by BTI of complete and accurate End-User Information. If the End-User Information submitted by Customer is not complete and accurate, BTI shall return the same to Customer for correction and resubmission.

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                  B. Customer understands and agrees that activation of End-User
ANIs is subject to the End-User Information associated with such ANIs complying with LEC established criteria. Assuming receipt of End-User Information that complies with said LEC established criteria, End-User ANIs shall be activated within ten business days of receipt by BTI of such End-User Information. If the End-User Information does not comply with said LEC criteria, BTI shall attempt to correct non-complying End-User Information to the extent BTI is able based on any additional information that Customer may have submitted to BTI with respect to the End-User ("Error Correction"). If BTI is unable to perform Error Correction within a reasonable period of time not to exceed ten business days after receipt of the LEC rejection notice, it shall resubmit the non-complying End-User Information to Customer for Customer's correction and resubmission.

                  C. Subject to the provisions of subparagraph d below, once each month BTI shall provide Customer with a written report detailing moves, adds and termination for End-User ANIs presubscribed to BTI ("ANI Information"). If Customer has elected to receive the CDR via Electronic Exchange, then the ANI Information shall be transmitted via Electronic Exchange rather than by a written report.

                  D. If 15% or more of the End-User Information for End-User ANIs submitted by Customer in any month fails to comply with the aforesaid LEC criteria, BTI shall have the right in its sole discretion to (i) cease providing Error Correction and ANI Information and require Customer to perform both functions, and/or (ii) require Customer to provide a BTI training session covering compliance with LEC criteria to appropriate Customer personnel. Such training shall be at a location designated by Customer and Customer shall pay BTI training fees as defined in EXHIBIT I.2.

         5.5 In the event the volume of End-User ANIs or 800/888 Numbers requested to be added to the BTI network by Customer is such that BTI determines, in its sole discretion, that a delay in processing such requests is required, BTI shall notify Customer of the delay of such processing.


6.       800/888 NUMBER REQUIREMENTS.

         6.1 Upon receipt by BTI of Customer's order and the End-User Information sent via the media selected by Customer pursuant to Subsection 5.2, for the assignment of 800/888 Numbers to Customer for issuance to an End-User, BTI shall assign the 800/888 Numbers to Customer in accordance with the following. Customer agrees to pay applicable RespOrg, Directory Assistance and installation fees with respect to Customer's requested 800/888 numbers as defined in EXHIBIT D.1. Customer's order shall include the specific End-User ANI to which an 800/888 Number will be translated. Customer understands and agrees that due to the limited availability of 800/888 Numbers, BTI reserves the right, in its sole discretion, to limit the quantity of 800/888 Numbers it assigns to Customer. BTI does not guarantee the availability of any particular 800/888 Number requested by Customer. Customer agrees that it shall be subject to and shall abide by the terms and conditions set forth in the BTI 800/888 Service Order Form as the same may be modified by BTI from time to time. A copy of the current form is attached hereto as EXHIBIT D.3 and made a part hereof. Customer further agrees that it shall be responsible for (i) all pass through LEC fees associated with 800/888 number record and administrative fees (ii) all charges associated with the usage of the 800/888 Numbers assigned to Customer hereunder including, but without limitation to, charges for Call Abuse, and (iii) all claims by third parties, including End-Users, associated with the 800/888 Numbers assigned to Customer hereunder, regardless of whether or not Customer issues such 800/888 Numbers to End-Users.

         6.2 If usage of an 800/888 Number assigned to Customer impacts the BTI network in such a manner that the unbillable calls for such 800/888 Number in any month are greater than 5% of the billable calls for such 800/888 Number in that month, Customer shall reduce the percentage to less than 5% within thirty
(30) days of written notice from BTI to do so. If Customer has not made such reduction during such thirty (30) day period, BTI may, in its sole discretion, commence charging Customer rates as defined in EXHIBIT D.1B.

         6.3 Pursuant to Section 276 of the Telecommunications Act of 1996, the Federal Communications Commission has prescribed regulations that establish a per call compensation plan to ensure that all Payphone Service providers are compensated for completed Intrastate and Interstate calls. If BTI is required to pay any compensation to Payphone Service providers pursuant to Section 276 or such regulations with respect to the services purchased by Customer under this agreement, BTI reserves the right to pass-through to Customer all, or a portion of such charges.


7.       DEDICATED SERVICES REQUIREMENTS.

         7.1 Prior to BTI being obligated to provide the Dedicated Services, Customer shall provide BTI with a three month forecast for its estimated usage of the Dedicated Services setting forth (i) the traffic distribution by lata for call termination, and (ii) the number of minutes of peak traffic for call termination. Customer shall provide BTI with a quarterly update of such forecast. BTI shall supply Customer with appropriate forecasting forms. At its discretion, BTI may accept a Subscription Checklist in lieu of said forecast.

         7.2 Commencing in the third full month after the first Customer dedicated circuit is connected to a BTI Switch sites as defined in EXHIBIT C.1., Customer shall be responsible for a minimum of minutes as defined in EXHIBIT C.1, in the aggregate of domestic and international Dedicated Services' usage each month (averaged) for each dedicated circuit connected. If such minimum usage is not attained in any


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month, BTI shall give Customer thirty days notice prior to invoking a shortfall charge to the Customer Invoice for that month in an amount equal to the number of minutes of shortfall times a rate per minute as defined in EXHIBIT C.1.

         7.3 Customer is responsible, at its sole expense, for all ordering of, and charges for, dedicated facilities and equipment required to maintain access, interconnection and interface with BTI equipment and the BTI network. Technical specifications for such interconnection and interface are set forth in the Terms.

8.       SERVICE BLOCKAGE AND CANCELLATION.

         8.1 Upon Customer's request sent via the media selected by Customer pursuant to Subsection 5.2, BTI shall use reasonable efforts to immediately block or cancel the Services to a specific End-User ANI, Authcode, or 800/888 Number, but in no event later than twenty-four hours after receipt of said request. Except in instances of its willful misconduct, BTI shall not be liable to Customer or End-Users for any damages, costs or charges with respect to the failure of BTI to block or cancel the Services in accordance with Customer's request. Customer shall be solely responsible for and shall hold BTI harmless from any claims by End-Users and other third parties related to the blocking of, or cancellation of the Services to an End-User ANI, Authcode, or 800/888 Number by BTI at the request of Customer.

         8.2 If an 800/888 Number assigned to Customer is blocked or canceled in accordance with the terms of this Agreement, then after such blockage or cancellation, BTI shall at Customer's option and expense, (i) re-translate such 800/888 Number to Customer's customer service telephone number, (ii) retranslate such 800/888 Number to a BTI voice mail box order by Customer or (iii) disconnect the 800/888 Number from the network. BTI shall provide Customer with written notice of the re-translation or disconnect. Customer shall inform BTI in writing as to which of the above re-translation or disconnect options Customer selects. If Customer does not make such selection within ten calendar days of the date of said written notice from BTI, Customer shall be deemed to have selected option (iii).


9.       CALL ABUSE MONITORING.

         9.1 BTI monitors its network in an attempt to detect unauthorized usage ("Call Abuse") of an ANI, Authcode, or 800/888 Number ("Standard Monitoring"). Customer authorizes BTI to apply Standard Monitoring to End-User ANIs, Authcodes, and 800/888 Numbers assigned to Customer. Customer understands and agrees that BTI shall not be obligated to provide any type of Call Abuse monitoring for the Dedicated Services. If, pursuant to its Standard Monitoring, BTI determines that Call Abuse is or may be occurring, BTI shall have the right, but not the obligation, to block usage of the Services from any ANI, Authcode, or 800/888 Number associated with the suspected Call Abuse. If BTI elects to block the Services it shall use reasonable efforts to immediately notify Customer of such blockage via facsimile, but in no event later than twenty-four hours after blockage. BTI shall remove a blockage within twenty-four hours of Customer's written request. In lieu of blocking the Services, BTI may at its sole option, contact Customer by facsimile and request Customer to substantiate authorization for the suspected Call Abuse. Within twenty-four hours from its receipt of the BTI facsimile, Customer shall inform BTI by facsimile as to what action it wishes BTI to take regarding such suspected Call Abuse.

         9.2 Except in instances of its willful misconduct, BTI shall not be liable to Customer or an End-User for damages, costs or charges, including charges for Call Abuse, arising from acts or omissions of BTI in applying or failing to adhere to its Standard Monitoring practices. Customer shall be solely responsible for and shall hold BTI harmless from all expenses, charges and costs for usage attributable to End-User ANIs, Authcodes, and 800/888 Numbers assigned to Customer, including all charges for Call Abuse.

         9.3 The BTI facsimile numbers and contact persons to be used for the purposes set forth in this Section 9 are defined in EXHIBIT I.3. Either party may change its respective facsimile number or contact person upon prior written notice to the other party.


10.      ADDITIONAL CUSTOMER OBLIGATIONS.

         10.1 Customer hereby represents and warrants that (i) it has been assigned a carrier identification code by BellCore; and (ii) that it is certified to do business and, if required, certified by the proper regulatory agencies to provide interstate, intrastate and international long distance services to End-Users in those states where such services are to be provided by Customer.

         10.2 BTI reserves the right to require submission of LOAs for ANIs. Customer shall be ultimately responsible for LEC Primary Interexchange Carrier change charges ("PIC Charges") that may be imposed on BTI as a result of End-Users moving onto or off of the BTI network or as a result of Customer's inability or refusal to provide original End-User LOAs to BTI or a LEC. Any such PIC Charges shall be billed to Customer periodically on a Customer Invoice. Customer understands and agrees that if an End-User presubscribed to BTI is subject to any PIC Charges that the BTI name will appear on such End-User's LEC bill as the long distance carrier selected by the End-User.

         10.3 Customer shall comply with Section 64.1100 of the FCC's Rules and Regulations, as well as other applicable law or regulation pertaining to the sale and delivery of telecommunications service(s) to Customer's End-User. BTI shall not be liable to Customer's End-User for any claim, liability or expense asserted by those End-Users in connection with Customer's sale of delivery of such services(s), including


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the unauthorized conversion of an End-User's Primary Interexchange Carrier
("PIC") designation to Customer's Carrier Identification Code ("CIC"). In addition, Customer shall indemnify and hold BTI harmless from any actions, claims, suits or damages arising out of Customer's violation of any FCC or other applicable law or state regulation, and Customer shall pay all reasonable attorney fees and costs incurred by BTI in connection with such actions, claims, suits or damages.

         10.4 Customer shall be responsible for all customer service functions for the End-Users and shall supply BTI with a toll-free telephone number to which BTI can refer End-Users that call BTI with customer service issues. A list of the BTI network recordings that either identify BTI as an end-user's carrier or that reference the BTI customer service telephone number are set forth in EXHIBIT L attached hereto and made a part hereof. Customer understands and agrees that BTI shall not be obligated to change said recordings to identify Customer as the carrier or to reference Customer's customer service telephone number.

         10.5 Customer shall be responsible for and pay all expenses in connection with its business and its performance of this Agreement. To the extent Customer makes any statements or representations to third parties (including End-Users) with regard to BTI, the Services, or the terms of this Agreement, such statements or representations shall be true, accurate and not misleading and shall conform to and be consistent with the terms of this Agreement.


11.      PAYMENT TERMS AND OBLIGATIONS.

         11.1 A. BTI shall invoice Customer via facsimile or overnight mail on or about the fifth day after the close of each of Customer's monthly billing cycles for the Services provided by BTI during such monthly billing cycle and for any other sums due BTI hereunder the ("Customer Invoice"). Each Customer Invoice will rate the Services at the then current BTI contracted rates, less any applicable discount credits for which Customer may be eligible pursuant to EXHIBITS B, C, D, E, & G.

                  B. Each Customer Invoice shall be paid by Customer via wire transfer of immediately available funds to the account designated by BTI or by other means acceptable by BTI, within twenty- five days (25) calendar days from the date of the Customer Invoice.

                  C. The Customer facsimile number and contact person for purposes of this Subsection 11.1 are defined in EXHIBIT I.4A. Customer may change said facsimile number and contact person upon written notice to BTI.

         11.2 A. Customer agrees to pay BTI set-up fees as defined in EXHIBIT A.

                  B. CREDIT LIMIT. BTI reserves the right to establish a credit limit for Customer to include but not be limited to all fees, charges and usage (billed and/or unbilled). Customer's credit limit will be reviewed on a monthly basis by the BTI Credit department and is subject to adjustment at any time. When Customer has reached or exceeded the preset credit limit, Customer will be notified via a phone call to the authorized contact person, and phone number, as stated on the credit application. The Customer will then have forty-eight (48) hours to cure the balance via wire transfer. BTI reserves the right to disconnect facilities when Customer has reached or exceeded the preset credit limit if Customer has not shown good faith to cure the existing balance or if evidence of funding is not available.

                  C. BTI shall waive the standing Letter of Credit for Customer until such time as Customer's monthly billing reaches an amount per month as defined in EXHIBIT J. At the time Customer's billing reaches the amount per month as defined in EXHIBIT J, BTI and Customer agree to negotiate a standing Letter of Credit based upon the review of Customer's monthly billing and prior payment history. Should a standing Letter of Credit be requested, Customer shall provide, an irrevocable, standing Letter of Credit, without conditions, to secure Customer's payment obligation hereunder. The Letter of Credit shall be from a financial institution acceptable to BTI in an amount equal to a minimum of two (2) months billing. BTI shall not be obligated to provide the Services until such time as it receives such a satisfactory Letter of Credit. Customer shall be responsible for all fees and expenses in obtaining the Letter of Credit and any amendments or supplements thereto or replacements thereof. Customer shall at all times during the term of this Agreement maintain the Letter of Credit in full force and effect in accordance with the terms herein.

                  D. Customer agrees that from time to time, at the written request of BTI, Customer shall have the Letter of Credit amended or supplemented or a new letter of credit issued, to increase the amount of the Letter of Credit to equal two times the amount of the Customer's most recent Customer Invoice. Customer further agrees that in the event BTI is required to draw on the Letter of Credit to pay any Customer Invoices, Customer shall upon the written request of BTI replace the drawn on Letter of Credit with a new letter of credit in form, content and amount satisfactory to BTI. In the event Customer fails to maintain the Letter of Credit in full force and effect or fails to have the Letter of Credit amended, supplemented or replaced within ten business days of written request from BTI, then BTI shall have the right to immediately proceed with its remedies under Subsection 11.3.

                  E. Customer may deduct from BTI invoice billings for amounts reasonably disputed by Customer, provided Customer (i) pays all undisputed charges on or before the Due Date, (ii) presents a written statement of any billing discrepancies to BTI in reasonable detail on or before the Due Date of the invoice in question, and (iii) negotiates in good faith with BTI for the purpose of resolving such dispute. In the event such dispute is resolved in favor of BTI, Customer agrees to pay BTI the disputed amounts together with any applicable late fees within fifteen (15) days of the resolution. In the event the dispute


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                    [  ] - CONFIDENTIAL TREATMENT REQUESTED

cannot be resolved within a period of sixty (60) days following the Due Date of the invoice in question (unless BTI has agreed in writing to extend such period), the dispute will forwarded to the Executive Offices of both BTI and the Customer. In the event the dispute has not been resolved within fifteen (15) days following the forwarding to Executive Management, either party may seek legal remedies as defined in SECTION 16.8 of this agreement. BTI shall not be obligated to consider any Customer notice of billing discrepancies which are received by BTI more than sixty (60) days following the Due Date of the invoice in question. In the event Customer fails to pay an invoice in full because of a billing dispute, BTI shall have the right, after giving Customer five (5) days prior notice, to suspend all or any portion of the service to Customer until such time as the dispute is resolved.

                  F. In the event Customer fails to timely pay a Customer Invoice in full, BTI shall have the right to draw on the Letter of Credit for the full face amount. BTI shall apply the funds from the Letter of Credit to any outstanding Customer Invoice and credit any excess funds to Customer's account.

         11.3 In the event Customer fails to timely pay any Customer Invoice in full or timely provide any new, amended or supplemented Letter of Credit, Customer shall be in incurable breach hereunder. In the event of such incurable breach, or if Customer otherwise breaches this Agreement (and any such breach remains uncured beyond any available cure period herein), BTI shall have the right to (i) withhold delivery of the CDR Tapes or cease Electronic Exchange whichever is applicable; (ii) draw on any Letter of Credit; and/or (iii) terminate this Agreement without liability, including cancellation of the Services to Customer and/or End-Users and enforce any contract minimums throughout the term of the Agreement.

         11.4 Customer acknowledges and agrees that time is of the essence with respect to the payment of any Customer Invoices and the provision of the Letter of Credit (including any amendments, supplements or replacements) and that it shall have no opportunity to cure any breach by it with respect to the payment of Customer Invoices and the provision of said Letter of Credit. Customer further acknowledges and agrees to the following with respect to termination of this Agreement by BTI for Customer's non-payment or failure to supply said Letter of Credit:

                  A. That Customer shall not seek legal or equitable remedies including, but without limitation to, injunctive relief, that would require BTI to continue providing the Services to Customer and/or End-Users while any Customer Invoices remain unpaid or a satisfactory Letter of Credit has not been delivered to BTI.

                  B. That upon termination of this Agreement, BTI has the right to cancel or block the Services to End-Users; that such cancellation or blockage may have an adverse impact on an End-User's business; and that Customer shall be solely responsible for all claims asserted by End-Users or other third parties associated with such blocking or cancellation of the Services by BTI.

                  C. That cancellation or blockage of the Services to Customer and/or End-Users will have a negative impact on Customer's business for which BTI shall have no liability.

         11.5 Customer shall be responsible for payment of, or reimbursement to BTI for, Universal Service Fund and Lifeline Assistance Charges (monthly presubscribed line charges) as set forth in the National Exchange Carrier Association (NECA) Tariff FCC #5, sections 8.5.1, 8.5.2 and 17.1.4 (A) & (B), as the same may be amended from time to time or any successor tariffs or sections, unless Customer is exempt from USF charges based on FCC Certified Carrier status. Customer shall also be responsible for payment of, or reimbursement to BTI for any FCC imposed fees to include, but not limited to, Presubscribed Interexchange Carrier Charges (PICCs) as defined in the Accesss Charge Reform Docket No. 96-262, and Payphone Owner Compensation as set forth in the FCC Report and Order in CC Docket No. 96-128. Said charges shall be included on Customer Invoices and shall be calculated based on the number of End-User telephone lines presubscribed to BTI.

                  A. UNIVERSAL SERVICE FUND (USF)- The Universal Service Fund is a mandated FCC fee that supports the availability of basic telephone service at reasonable rates to rural communities, rural health care facilities and
libraries. A pass thourgh charge of [   ]% of the total Interstate and
Intrastate usage by Customer of BTI's Reseller Services will be billed to Customer unless Customer is exempt from USF charges based on Customer's FCC Certified Carrier status. This charge is calculated and billed on a monthly basis.

                  B. PRESUBSCRIBED INTEREXCHANGE CARRIER CHARGE (PICC) - The FCC has permitted Local Exchange Carriers (LECs) to charge long distance companies for access to their local networks with a fee for every presubscribed line. BTI
will charge Customer a fee of $[    ] for each presubsribed line PICed to BTI.
This fee is billed on a monthly basis for each presubscribed line.

                  C. PAYPHONE OWNER COMPENSATION - The FCC has mandated Payphone Owner Compensation for calls originated on a Long Distance Carriers network via authorization code, CIC 10XXX, and or toll-free number (800/888). In compliance with this ruling, BTI will be passing through a $[ ] surcharge to Customer on each call completed by authorization code, CIC 10XXX and/or toll-free (800/888).

         11.6 Within ten days after the effective date of this Agreement, Customer shall furnish to BTI, and keep current during the term of this Agreement, appropriate tax exemption certificates for all applicable jurisdictions (federal, state and local) in which it performs the End-User billing. Customer shall be responsible for properly taxing the End-Users and for the proper and timely reporting and payment of applicable taxes to the taxing authorities and shall hold BTI harmless from payment and reporting of all applicable federal, state and local taxes, including but not limited to, gross receipts taxes, surcharges, franchise fees, occupational, excise and other taxes (and penalties and interest thereon), relating to the Services. Such indemnification shall include costs and expenses (including reasonable attorney's fees) incurred by BTI in defending or appealing any actions brought against it relating to said taxes. In the event Customer fails to provide and maintain the required certificates, BTI shall have the right, but not the obligation, to add applicable taxes to the Customer Invoices.

         11.7 Customer hereby acknowledges that billings are done on a monthly basis for service at the rates described in the aforementioned Exhibits and must be paid within thirty (30) days of date of bill by Customer (Due Date). If payment is not received by BTI within thirty (30) days, Customer agrees to pay BTI a one and one-half percent (1.5%) late charge on all outstanding balances. Furthermore, if payment of services is greater than fifteen (15) days past due, BTI also reserves the right to terminate service upon five (5) days prior written notice to Customer. This termination does not relieve Customer of payment performance for the period of time in which service was actually provided (i.e., prior to termination).

         11.8 In the event Customer fails to pay BTI invoiced amounts as required and BTI notifies Customer that Customer's End-User's service will be terminated for non-payment, Customer agrees to notify, jointly with BTI, the Customer's End-Users of the potential disruption of service, by the mailing of a letter, signed by Customer, to each End-User, containing the language defined in EXHIBIT M. The mailing of the letter applies only where: (i) the End-User is still Customer's End-User and BTI is the underlying carrier; (ii) Customer is reselling to End-User any of the BTI services in Section 2 of this Agreement.


12.      TERM AND TERMINATION.

         12.1 Subject to any early termination provisions provided herein, this Agreement shall be for the term of one year from and after the effective date of this Agreement (the "Initial Term"). Unless either party provides the other party with at least ninety (90) days written notice prior to expiration of the Initial Term of its intent to discontinue this Agreement upon expiration of the Initial Term, then upon such expiration this Agreement shall automatically continue until the earlier to occur of (i) termination as provided elsewhere herein, or (ii) termination by a party upon ninety days written notice.

         12.2 Upon written notice to Customer, this Agreement may be immediately terminated by BTI, without liability, (i) where provided for in this Agreement,
(ii) in accordance with its rights to cancel service as set forth in the Terms, or (iii) after the occurrence of any of the following events:

                  A. Upon the insolvency or dissolution of the Customer;

                  B. The making by the Customer of any general assignment or arrangement for the benefit of creditors; the filing by or against the Customer of a petition to have it adjudged a bankrupt or for a reorganization or arrangement under any federal state bankruptcy or insolvency laws, unless any such petition shall be dismissed or discharged within thirty days of its filing; the appointment of a trustee or receiver to take possession of all or substantially all the Customer's assets, where such fiduciary is not dismissed within thirty days of its appointment; the attachment, execution, or other levy or seizure of all or substantially all of the Customer's assets, where such event is not discharged within thirty days of its initiation;

                  C. Pursuant to any order by the FCC or a state Public Utility of Service Commission denying Customer certification or authorization to provide long distance services as contemplated herein.

                  D. If Customer fails to abide by the requirement in paragraph
10.3 as it relates to unauthorized conversion of an End-User's PIC, the following shall apply:

Upon the second (2nd) finding by a court, the FCC or state commission of an unauthorized conversion of Customer's End-User's PIC, such finding shall be regarded as a material breach of the Agreement and BTI may terminate the Agreement upon five (5) days written notice to Customer. In such case, BTI will provide Customer up to six (6) months to convert such traffic to another vendor; provided that however, during the six (6) month period, upon a third (3rd) finding by a court, the FCC or state commission of an unauthorized conversion of a Customer's End-User's PIC, BTI may terminate the Agreement on five (5) business days written notice for such Customer.

         12.3 In the event of a breach of any material term or condition of this Agreement, (except for payment of funds due BTI which is covered by Subsection
11.3 or other breaches the remedy for which is covered elsewhere herein) by a party, the other party may terminate this Agreement upon thirty days written notice to the breaching party, subsequent to a sixty (60) day cure period, unless the breaching party cures the breach, or takes prompt steps to cure the breach that cannot be reasonably cured during said period, prior to expiration of said thirty day period. The aforementioned conditions include BTI's failure to provide service and or quality which meets industry standards. Customer's right to cancel service under the Terms is superseded by its termination rights under this Agreement.

         12.4 Upon termination or expiration of this Agreement, each party shall
(i) immediately discontinue the use, if any, of all trade names, service marks, trademarks, Proprietary Information, and other materials provided to it by the other party, and (ii) each party shall promptly deliver to the other all Proprietary Information furnished to it, including all copies thereof.

13.      MONTHLY COMMITMENT.

         13.1 Customer's monthly usage shall equal or exceed amounts as defined in EXHIBIT A.

         13.2 BTI will rate Customer's usage at pricing schedule as per EXHIBITS B, C, E, F & H.

14.      TRADE SECRETS AND CONFIDENTIALITY.

         14.1 Each party agrees that all information furnished to it and identified by the other party as being confidential or proprietary information or trade secrets (collectively referred to as "Proprietary Information"), is, and shall continuously remain, the sole and exclusive property of the party furnishing the same (the party furnishing the Proprietary Information hereinafter referred to as the "Disclosing Party" and the other party hereinafter referred to as the "Receiving Party"). Each party shall treat the Proprietary Information and the contents of this Agreement in a confidential manner and, except to the extent necessary in connection with the performance of its obligations under this Agreement, neither party shall directly or indirectly disclose the same to any third party without the written consent of the Disclosing Party.

         14.2 The Proprietary Information is to be used by the Receiving Party only for the purposes contemplated herein and the Receiving Party shall not disclose the same to any one other than its employees who have a need to know and who agree to be bound by the terms of this Section 14. The Proprietary Information shall not be copied or retained by the Receiving Party in written form and all originals and any copies or summaries thereof shall be returned to the Disclosing Party upon request.

         14.3 Each party acknowledges that its breach or threatened breach of this section may cause the Disclosing Party irreparable harm which would not be adequately compensated by monetary damages. Accordingly, in the event of any such breach or threatened breach, the Receiving Party agrees that equitable relief, including temporary restraining orders or preliminary or permanent injunctions, shall be an available remedy in addition to any other legal remedies to which the Disclosing Party may be entitled.

         14.4 Neither party shall use the name, trade name, service marks, trademarks, or printed materials of the other party, in any promotional or advertising material, statement, document, press release or broadcast without the written consent of the other party.

         14.5 The parties acknowledge the existence of a highly competitive long distance marketplace and understand and agree that either party may offer to provide long distance services to customers of the other party, including End-Users, in accordance with such rates and terms as a party and the customer may agree upon, provided however, that a party shall not at any time use Proprietary Information of the other party in soliciting customers for long distance services. Provided further, Customer shall not, in any marketing activities to existing BTI customers, use the fact that BTI is the Customer's underlying carriers, as an inducement for such customers to switch their long distance service to Customer.


15.      LIMITATION OF LIABILITY AND INDEMNIFICATION.

         15.1 PROVISIONS RELATING TO THE LIMITATION OF BTI LIABILITIES AND ITS DISCLAIMER OF WARRANTIES ARE SET FORTH IN THE TERMS. IN ADDITION TO SAID PROVISIONS, BTI SHALL NOT BE LIABLE FOR INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR EXEMPLARY DAMAGES, INCLUDING WITHOUT LIMITATION, LOST PROFITS OR REVENUES, CREDITS FOR SERVICE OUTAGES OR LOST TRAFFIC AND SUBSCRIBER CREDITS.

         15.2 It being the express intent of the parties that Customer be solely responsible for all claims of End-Users relating to the Services, Customer agrees that it shall be solely responsible for any credits or adjustments that may be issued or required to be issued to End-Users and that it shall not be entitled to any credits or adjustments from BTI on a Customer Invoice or otherwise for credits or adjustments given to End-Users. Further and in addition to its indemnification obligations set forth in the Terms, Customer shall be responsible for and shall save, defend, indemnify, and hold BTI and its directors, officers, employees and agents free and harmless from any and all claims (including any and all claims of End-Users and regulatory agencies), taxes, expenses, damages, lawsuits, or other liabilities (including without limitation, reasonable attorneys' fees and court costs) relating to or arising out of (i) the operation of Customer's business; (ii) Customer's activities hereunder; and (iii) Customer's breach of any of the terms or provisions of this Agreement.

         15.3 In no event will either party hereto be liable to the other party for any indirect, special, incidental or consequential losses or damages, including without limitation, loss of revenue, loss of customers or clients, loss of goodwill or loss of profits arising in any manner from this Agreement and the performance or nonperformance of obligations hereunder.


         15.4 The statute of limitations applicable to all claims arising under this Agreement shall be one year from the date the claim accrues.


16.      MISCELLANEOUS.

         16.1 RELATIONSHIP OF PARTIES. BTI and Customer acknowledge and agree that the relationship between them is solely that of independent contractors, and nothing herein shall be construed to constitute the parties as employer/employee, partners, joint ventures, co-owners, or otherwise as participants in a joint or common undertaking. Neither party, nor their respective employees, agents or representatives, shall have any right, power or authority to act or create any obligation, express or implied, on behalf of the other.

         16.2 LIMITATION ON ASSIGNMENT. Not withstanding the foregoing, Customer may assign or delegate its obligations hereunder to any affiliate or subsidiary of Customer without the prior written consent of BTI, but upon reasonable written notice to BTI. Such assignment shall not relieve Customer of any obligations or liabilities hereunder. This Agreement shall be binding upon and inure to the benefit of Customer and its successors and assigns.

         16.3 ENTIRE AGREEMENT. This Agreement, the Terms and any Exhibits attached hereto contain the entire agreement between BTI and Customer concerning the subject matter hereof, and any representations or agreements, oral or otherwise, not embodied herein, are superseded by the terms hereof and shall be of no force or effect. Neither this Agreement, nor its execution, have been induced by any reliance, representation, stipulation, warranty, agreement or understanding of any kind other than those herein expressed. No change or modification of this Agreement shall be valid unless the same be in writing and signed by the parties.

         16.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The individuals signing this Agreement by their signatures below represent and warrant that they are authorized to bind and do so bind the party on behalf of which they are executing this Agreement.

         16.5 COMPLIANCE WITH LAWS. During the term of this Agreement, the parties hereto shall comply with all local, state and federal laws and regulations applicable to this Agreement or to their respective businesses; further, the parties shall obtain, file and maintain any tariffs, permits, certifications, authorizations, licenses or similar documentation as may be required by the Federal Communications Commission, a state Public Utility or Service Commission, or any other governmental body or agency having jurisdiction over their respective businesses. Upon request, each party shall supply the other with copies of such tariffs, permits, certifications, etc.

         16.6 THIRD PARTIES. The provisions of this Agreement and the rights and obligations created hereunder are intended for the sole benefit of BTI and Customer, and shall not create any right, claim or benefit on the part of any person not a party to this Agreement, including End-Users.

         16.7 SURVIVAL OF PROVISIONS. Any obligations of the parties relating to moneys owed, as well as those provision relating to confidentiality, limitations on liability and actions and indemnification, shall survive termination or expiration of this Agreement.

         16.8 GOVERNING LAW. Except as otherwise required by tariff or federal law, this Agreement shall be governed by Delaware law with exclusive jurisdiction in the federal courts for the Eastern District of North Carolina. Customer (i) agrees that the Courts of the State of North Carolina (including the United States District Court for the Eastern District of North Carolina) shall have exclusive jurisdiction and be the venue for any action arising under this Agreement; and (ii) submits itself to the exclusive jurisdiction of said Courts for purposes of any such action.


         16.9 RATE ADJUSTMENTS. BTI reserves the right to change the rates disclosed in this Agreement upon fifteen(15) days prior written notification to Customer. In such case, Customer may elect to terminate this agreement provided the Customer gives written notification of such election at least five (5) days prior to effective date of such change.


         16.10 BTI APPROVAL. This Agreement is subject to final approval by BTI and Customer and shall not be binding unless executed by BTI and Customer. In order to be binding, any modifications to this Agreement must be in writing and signed by an officer of BTI and Customer.





IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective on the date first set forth above.



BTI                                       KNOLOGY HOLDINGS, INC.


BY:  /s/                                  BY:  /s/
    -------------------------------           ---------------------------------

TITLE:  PRESIDENT & COO                   TITLE:  General Counsel-Vice President

DATE:   9/25/98                           DATE:   9/15/8
     ------------------------------            ---------------------------------

                    [  ] - CONFIDENTIAL TREATMENT REQUESTED


                                    EXHIBIT A


                    SET-UP FEES & MONTHLY COMMITMENT CHARGES




SET-UP FEES

         Customer agrees to pay BTI a one time fee of $[     ] at the time of
subscription. Said fee is refundable at such time as Customer's monthly billing
exceeds $[      ].





MONTHLY COMMITMENT

         Customer's monthly usage shall equal or exceed [              ] Dollars
($[      ]) per month ("Monthly Commitment") for months three (3) through
twelve(12) and [                    ] Dollars ($[       ]) per month "Monthly
Commitment" for months thirteen (13) through eighteen (18). Should Customer's usage fall below the "Monthly Commitment", Customer agrees to pay BTI an amount equal to the "Monthly Commitment".








         BTI                                              KNOLOGY HOLDINGS, INC.


         INITIAL:                                         INITIAL:
                   -----------                                     -----------

         DATE: 9/25/98                                    DATE: 9/15/98
               ---------------                                  --------------

                    [   ] - CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT B

TIER A - DOMESTIC SWITCHED SERVICES

         INTERSTATE
                  USAGE PER MONTH                                   RATE
                  ---------------                                   ----
                  $        0   -  $  75,000                         $[     ]
                  $   75,001   -  $ 250,000                         $[     ]
                  $  250,001      AND OVER                          $[     ]

         INTRASTATE
                  STATE                        RATE
                  -----                        ----

                  ALABAMA                    [      ]
                  ARIZONA                    [      ]
                  CALIFORNIA                 [      ]
                  COLORADO                   [      ]
                  CONNECTICUT                [      ]
                  DELAWARE                   [      ]
                  DISTRICT OF COLUMBIA       N/A
                  FLORIDA                    [      ]
                  GEORGIA                    [      ]
                  ILLINOIS                   [      ]
                  INDIANA                    [      ]
                  KANSAS                     [      ]
                  MARYLAND                   [      ]
                  MICHIGAN                   [      ]
                  MINNESOTA                  [      ]
                  MISSOURI                   [      ]
                  MONTANA                    [      ]
                  NEBRASKA                   [      ]
                  N. CAROLINA                [      ]
                  NEW JERSEY                 [      ]
                  NEW YORK                   [      ]
                  OHIO                       [      ]
                  OKLAHOMA                   [      ]
                  PENNSYLVANIA               [      ]
                  SOUTH CAROLINA             [      ]
                  SOUTH DAKOTA               [      ]
                  TENNESSEE                  [      ]
                  TEXAS                      [      ]
                  UTAH                       [      ]
                  VIRGINIA                   [      ]

TIER B -  DOMESTIC SWITCHED SERVICES

         INTERSTATE
                  USAGE PER MONTH                                     RATE
                  ---------------                                     ----
                  $        0   -  $  75,000                         $ [   ]
                  $   75,001   -  $ 250,000                         $ [   ]
                  $  250,001      AND OVER                          $ [   ]

                    [  ] - CONFIDENTIAL TREATMENT REQUESTED


TIER B - INTRASTATE
                  STATE                     RATE
                  ARKANSAS                  [  ]
                  IDAHO                     [  ]
                  IOWA                      [  ]
                  KENTUCKY                  [  ]
                  LOUISIANA                 [  ]
                  MAINE                     [  ]
                  MASSACHUSETTS             [  ]
                  MISSISSIPPI               [  ]
                  NEVADA                    [  ]
                  NEW HAMPSHIRE             [  ]
                  NEW MEXICO                [  ]
                  NORTH DAKOTA              [  ]
                  OREGON                    [  ]
                  RHODE ISLAND              [  ]
                  VERMONT                   [  ]
                  WASHINGTON                [  ]
                  WEST VIRGINIA             [  ]
                  WISCONSIN                 [  ]
                  WYOMING                   [  ]

OFF-SHORE SWITCHED RATES

INTERSTATE/INTRASTATE (AK,HI,PR,USVI, CANADIAN)

                  USAGE PER MONTH                                    RATE
                  ---------------                                    ----
                  $        0   -  $  75,000                          $[  ]
                  $   75,001   -  $ 250,000                          $[  ]
                  $  250,001      AND OVER                           $[  ]

800/888 SERVICES

         DOMESTIC
                  USAGE PER MONTH                                    RATE
                  ---------------                                    ----
                  $        0   -  $  75,000                          $[ ]
                  $   75,001   -  $ 250,000                          $[ ]
                  $  250,001      AND OVER                           $[ ]

         OFF-SHORE (HI,AK,PR,USVI, CANDIAN)
                  USAGE PER MONTH                                    RATE
                  ---------------                                    ----
                  $        0   -  $  75,000                          $[ ]
                  $   75,001   -  $ 250,000                          $[ ]
                  $  250,001      AND OVER                           $[ ]

** CUSTOMER WILL BE BILLED RATES AT THE $75,001 - $250,000 VOLUME LEVEL MONTHS ONE (1) THROUGH THREE (3). COMMENCING IN MONTH FOUR (4), CUSTOMER WILL BE BILLED RATES BASED ON ACTUAL USAGE.

NOTES: ALL DOMESTIC 1+ TRAFFIC SHALL BE BILLED IN SIX (6) SECOND INCREMENTS. ALL 800/888 TRAFFIC WILL BE BILLED IN SIX (6) SECOND INCREMENTS WITH A EIGHTEEN (18) SECOND MINIMUM.

         BTI                                      KNOLOGY HOLDINGS, INC.

         INITIAL: ________                        INITIAL: _________

         DATE:  __________                        DATE:   __________

                    [  ] - CONFIDENTIAL TREATMENT REQUESTED



                                    EXHIBIT C




C.1      DEDICATED INTERSTATE, INTRASTATE AND NATIONWIDE 800/888 RATES


DOMESTIC DEDICATED SERVICES
---------------------------
         USAGE PER MONTH                         INTERSTATE RATE             INTRASTATE RATE

         $        0   -  $   75,000                  $[   ]                  $[   ]
         $   75,001   -  $ 250,000                   $[   ]                  $[   ]
         $  250,001      AND OVER                    $[   ]                  $[   ]



OFF-SHORE DEDICATED SERVICES
----------------------------

ALASKA, HAWAII, PUERTO RICO, U.S. VIRGIN ISLANDS

         USAGE PER MONTH                             RATE
         $      0   -  $  75,000                     $ [   ]
         $ 75,001   -  $ 250,000                     $ [   ]
         $250,001      AND OVER                      $ [   ]


Note: All dedicated Services are F.O.B. BTI Switch Sites (Raleigh NC, Orlando FL, Atlanta GA, New York NY, and Dallas TX). Customer is responsible for Local Loop and Backhaul charges.



MINIMUM REQUIRED MINUTES

         Customer shall be responsible for a minimum of [   ] minutes in the
         aggregate of domestic and international Dedicated Services' usage each month (averaged) for each dedicated circuit connected.



SHORTFALL CHARGES

         BTI shall give Customer thirty days notice prior to invoking a shortfall charge to the Customer Invoice for that month in an amount
         equal to the number of minutes of shortfall times $[   ] per minute.


         BTI                                       KNOLOGY HOLDINGS, INC.


         INITIAL: _________                        INITIAL: _________

         DATE:   9/25/98                           DATE:   9/15/98

                    [   ] - CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT D


                                800/888 SERVICES



D.1       800/888 INSTALLATION FEES

Customer agrees to pay a monthly fee of $[ ] per active 800/888 number for which BTI is the RespOrg. BTI will provide 800/888 Directory Assistance for
Customer at a monthly fee of $[   ] per 800/888 number, with an installation
charge of $[   ] per 800/888 number.



D.1A       800/888 NASC FEES

Customer agrees to pay a BTI a pass through fee of $[   ] per 800/888 for the
NASC fees associated with the release of 800/888 numbers held in the SMS database.


D.1B      UNBILLABLE CALL CHARGES

BTI may, in its sole discretion, commence charging Customer $[ ] for each unbillable call for each subsequent month in which unbillable calls are greater than 5% of the billable calls.




D.2       ENHANCED 800/888 SERVICE RATES


SERVICE                                    INSTALL        CHANGE          MONTHLY
NPA Restriction                           $  [   ]       $   [   ]       $   [   ]
NPA Blocking                              $  [   ]       $   [   ]       $   [   ]
Time of Day Routing                       $  [   ]       $   [   ]       $   [   ]
Day of Week Routing                       $  [   ]       $   [   ]       $   [   ]
Holiday Routing                           $  [   ]       $   [   ]       $   [   ]
Area Code Routing                         $  [   ]       $   [   ]       $   [   ]
Percentage Call Allocation                $  [   ]       $   [   ]       $   [   ]
Dialed Number ID Services (DNIS)          $  [   ]       $   [   ]       $   [   ]
Uniform Call Distribution (UCD)           $  [   ]       $   [   ]       $   [   ]
Route Advance                             $  [   ]       $   [   ]       $   [   ]
Intercept 800/888                         $  [   ]       $   [   ]       $   [   ]
($[   ] per call over 500 calls)




         BTI                                      KNOLOGY HOLDINGS, INC.


         INITIAL: ________                        INITIAL: _________

         DATE:  __________                        DATE:   __________

                                    EXHIBIT D




D.3      800/888 PORTABILITY REQUEST FORM


This information will be provided in the New Customer Information Package.



D.4      800/888 NUMBER RESPONSIBLE ORGANIZATION CHANGE AUTHORIZATION


This information will be provided in the New Customer Information Package.




D.4A     RESPONSIBLE ORGANIZATION CHANGE FORM


This information will be provided in the New Customer Information Package.

                    [   ] - CONFIDENTIAL TREATMENT REQUESTED


                                    EXHIBIT E


                               ADDITIONAL SERVICES


E.1      DIRECTORY ASSISTANCE CHARGES


"Directory Assistance Services" consists of directory assistance traffic generated via the Dedicated and Switched Services rated at $[ ] per call.


E.2      CALLING CARD SERVICES

            USAGE PER MONTH                          DOMESTIC RATE

         $       0   -  $  75,000                      $ [   ]
         $  75,001   -  $ 250,000                      $ [   ]
         $ 250,001      AND OVER                       $ [   ]

         SURCHARGES

         Domestic  Surcharge                $[ ] per call
         International  Surcharge           $[ ] per call

         International Rates for Calling Cards Services are defined in EXHIBIT H


E.3      VOICE MAIL

         MONTHLY RATE PER BOX                        $[   ]

         800 SERVICE                                 $[   ]
         TELEMAIL OUTDIAL                            $[   ]

         ENHANCEMENT PACKAGE                         $[   ]

         (Includes; future delivery, message delivery, internal messaging, notification of non-delivery)


E.4      CALL DETAIL RECORD CHARGES


Customer shall pay a one-time CDR Tape set up charge of $[   ], plus $[   ] per
each CDR Tape delivered by BTI. Software modifications to the CDR Tape format requested by Customer are subject to BTI approval and will be invoiced to
Customer at $[    ] per hour, per programmer.



E.5      700 SERVICE CHARGES


BTI shall charge Customer a monthly recurring charge of $[     ] for the use of
the 700 number. This service available in BTI on-net areas as defined in EXHIBIT B.3.



E.6      PROJECT CODES

                  This information will be provided in the New Customer Information Package


         BTI                                  KNOLOGY HOLDINGS, INC.

         INITIAL: ________                    INITIAL: _________

         DATE:  __________                    DATE:   __________

                    [   ] - CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT E

                               ADDITIONAL SERVICES


E.7      CONFERENCE CALLING

         DOMESTIC US:                                           RATE/MINUTE PER LEG

                                                       OPER HANDLED/800          DIRECT DIAL
                                                       -------------------------------------
         WEEKDAY (12:00 AM Monday - 11:59 PM Friday)          $[   ]                $[   ]
         WEEKEND (12:00 AM Saturday - 11:59 PM Sunday)        $[   ]                $[   ]

         CALL SETUP:                                          $[  ] PER LEG (ALL CALLS)


         BTI CONFERENCE CALL FEATURES:
         -----------------------------

         Valet/Pre Call Notification (per leg)       $[   ]
         Tape Recording (per 90min. tape)            $[   ]
         Sub-Conferencing                            $[   ]
         Transcription (per hour)                    $[   ]
         Participant Lists                           $[   ]
         Customized Greeting                         $[   ]
         Question & Answer                           $[   ]
         Cancellation of Call in Progress            $[   ]
         Tape Re-broadcast (per minute)              $[   ]


E.8      BTI INTERNET


         SERVICE                       SPEED         MONTHLY FEE                SETUP/INSTALLATION
         -------                       -----         -----------                ------------------

         DIAL UP ACCESS:                               $[     ]                      $[     ]

         DEDICATED ACCESS:

                                        56K            $[     ]                      $[     ]
                                       128K            $[     ]                      $[     ]
                                       256K            $[     ]                      $[     ]
                                       384K            $[     ]                      $[     ]
                                       512K            $[     ]                      $[     ]
                                       T-1             $[     ]                      $[     ]



              BTI                            KNOLOGY HOLDINGS, INC

              INITIAL:_____                  INITIAL:_______

              DATE:________                  DATE:__________

                                    EXHIBIT F

                              PRIVATE LINE SERVICES

                                (NOT APPLICABLE)

                    [  ] - CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT G





F.1      ELECTRONIC DATA TRANSFER CHARGES


Customer shall pay a one-time Electronic Exchange set up charge on a time and
materials basis of $[      ] per hour, per programmer, plus a monthly recurring
charge of $[      ].





F.2      ELECTRONIC DATA TRANSFER PROTOCOL

This information will be provided in the New Customer Information Package














         BTI                                     KNOLOGY HOLDINGS, INC.


         INITIAL: ________                       INITIAL: _________

         DATE:  __________                       DATE:   __________

                    [  ] - Confidential Treatment Requested



                                    EXHIBIT H

                         SWITCHLESS INTERNATIONAL RATES


COUNTRY                      COUNTRY CODE    RATE/MINUTE        COUNTRY                      COUNTRY CODE   RATE/MINUTE
-------                      ------------    -----------        -------                      ------------   -----------
---------------------------------------------------------      ---------------------------------------------------------
AFGHANISTAN                              93      $[     ]      CENTRAL AFRICAN REP                      236     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
ALBANIA                                 355      $[     ]      CHAD                                     235     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
ALGERIA                                  21      $[     ]      CHILE                                     56     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
AMERICAN SAMOA                          684      $[     ]      CHINA                                     86     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
ANDORRA                                 376      $[     ]      COLOMBIA                                  57     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
ANGOLA                                  244      $[     ]      COMOROS (MAYOTTE IS.)                    269     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
ANGUILLA                                264      $[     ]      CONGO                                    242     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
ANTARTIC                                672      $[     ]      COOK ISLAND                              682     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
ANTIGUA                                 809      $[     ]      COSTA RICA                               506     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
ARGENTINA                                54      $[     ]      CROATIA                                  385     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
ARMENIA                                 374      $[     ]      CUBA                                      53     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
ARUBA                                   297      $[     ]      CYPRUS                                   357     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
ASCENSION ISLAND                        247      $[     ]      CZECHOSLOVAKIA                            42     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
AUSTRALIA                                61      $[     ]      DENMARK                                   45     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
AUSTRIA                                  43      $[     ]      DIEGO GARCIA                             246     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
AZERBAIJAN                              994      $[     ]      DJIBOUTI                                 253     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
BAHAMAS                                 242      $[     ]      DOMINICA                                 767     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
BAHRAIN                                 973      $[     ]      DOMINICAN REPUBLIC                       809     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
BANGLADESH                              880      $[     ]      ECUADOR                                  593     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
BARBADOS                                246      $[     ]      EGYPT                                     20     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
BELARUS                                 375      $[     ]      EL SALVADOR                              503     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
BELGIUM                                  32      $[     ]      EQUATORIAL GUINEA                        240     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
BELIZE                                  501      $[     ]      ERITREA                                  291     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
BENIN                                   229      $[     ]      ESTONIA                                  372     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
BERMUDA                           809 & 441      $[     ]      ETHOPIA                                  251     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
BHUTAN                                  975      $[     ]      FAEROE ISLANDS                           298     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
BOLIVIA                                 591      $[     ]      FALKLANDS                                500     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
BOSNIA & HERZEGOVINA                    387      $[     ]      FIJI ISLANDS                             679     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
BOTSWANA                                267      $[     ]      FINLAND                                  358     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
BRAZIL                                   55      $[     ]      FRANCE                                    33     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
BRITISH VIRGIN IS.                      284      $[     ]      FRENCH ANT (MARTINIQUE)                  596     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
BRUNEI                                  673      $[     ]      FRENCH GUIANA                            594     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
BULGARIA                                359      $[     ]      FRENCH POLYNESIA                         689     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
BURKINA FASO                            226      $[     ]      GABON REP.                               241     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
BURMA                                    95      $[     ]      GAMBIA                                   220     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
BURUNDI                                 257      $[     ]      GEORGIA, REP OF                          995     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
CAMBODIA                                855      $[     ]      GERMANY                                   49     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
CAMEROON                                237      $[     ]      GHANA                                    233     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
CAPE VERDE ISLANDS                      238      $[     ]      GIBRALTAR                                350     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
CAYMAN ISLANDS                          345      $[     ]      GREECE                                    30     $[     ]
---------------------------------------------------------      ---------------------------------------------------------

                    [  ] - CONFIDENTIAL TREATMENT REQUESTED



---------------------------------------------------------      ---------------------------------------------------------
GREENLAND                               299      $[     ]      MACAU                                    853     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
GRENADA                                 473      $[     ]      MACEDONIA                                389     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
GUADELOUPE                              590      $[     ]      MADAGASCAR                               261     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
GUAM                                    671      $[     ]      MALAWI                                   265     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
GUANTANAMO BAY                           53      $[     ]      MALAYSIA                                  60     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
GUATEMALA                               502      $[     ]      MALDIVES                                 960     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
GUINEA                                  224      $[     ]      MALI                                     223     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
GUINEA BISSAU                           245      $[     ]      MALTA                                    356     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
GUYANA                                  592      $[     ]      MARSHALL ISLANDS                         692     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
HAITI                                   509      $[     ]      MAURITANIA                               222     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
HONDURAS                                504      $[     ]      MAURITIUS                                230     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
HONG KONG                               852      $[     ]      MICRONESIA                               691     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
HUNGARY                                  36      $[     ]      MOLDAVIA                                 373     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
ICELAND                                 354      $[     ]      MONACO                                   377     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
INDIA                                    91      $[     ]      MONGOLIA                                 976     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
INDONESIA                                62      $[     ]      MONTSERRAT                               664     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
INMARISAT/ATL(EAST)                     871      $[     ]      MOROCCO                                   21     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
INMARISAT/ATL(WEST)                     874      $[     ]      MOZAMBIQUE                               258     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
INMARISAT/INDIAN OCEAN                  873      $[     ]      NAMIBIA                                  264     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
INMARISAT/PACIFIC                       872      $[     ]      NAURU                                    674     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
IRAN                                     98      $[     ]      NEPAL                                    977     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
IRAQ                                    964      $[     ]      NETHERLANDS                               31     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
IRELAND                                 353      $[     ]      NETHERLANDS ANTIL                        599     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
ISRAEL                                  972      $[     ]      NEVIS                                1 (830)     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
ITALY                                    39      $[     ]      NEW CALENDONIA                           687     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
IVORY COAST                             225      $[     ]      NEW ZEALAND                               64     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
JAMAICA                                 876      $[     ]      NICARAGUA                                505     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
JAPAN                                    81      $[     ]      NIGER REPUBLIC                           227     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
JORDAN                                  962      $[     ]      NIGERIA                                  234     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
KAZAKHSTAN                              732      $[     ]      NIUE ISLAND                              683     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
KENYA                                   254      $[     ]      NORWAY                                    47     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
KIRIBATI                                686      $[     ]      OMAN                                     968     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
KOREA, NORTH                            850      $[     ]      PAKISTAN                                  92     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
KOREA, SOUTH                             82      $[     ]      PALAU                                    680     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
KUWAIT                                  965      $[     ]      PANAMA                                   507     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
KYRGYZSTAN                              733      $[     ]      PAPUA NEW GUINEA                         675     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
LAOS                                    856      $[     ]      PARAGUAY                                 595     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
LATVIA                                  371      $[     ]      PERU                                      51     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
LEBANON                                 961      $[     ]      PHILIPPINES                               63     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
LESOTHO                                 266      $[     ]      POLAND                                    48     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
LIBERIA                                 231      $[     ]      PORTUGAL                                 351     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
LIBYAN ARAB PEOPLE                       21      $[     ]      QATAR                                    974     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
LIECHTENSTEIN                            41      $[     ]      REUNION ISLAND                           262     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
LITHUANIA                               370      $[     ]      ROMANIA                                   40     $[     ]
---------------------------------------------------------      ---------------------------------------------------------
LUXEMBOURG                              352      $[     ]      RUSSIAN FED (MOSCOW)                       7     $[     ]
---------------------------------------------------------      ---------------------------------------------------------

                    [  ] - CONFIDENTIAL TREATMENT REQUESTED



---------------------------------------------------------      ---------------------------------------------------------
RWANDA                                  250      $[     ]      UZBEKISTAN                                736    $[     ]
---------------------------------------------------------      ---------------------------------------------------------
SAIPAN (MARIANA IS.)                    670      $[     ]      VANUATU                                   678    $[     ]
---------------------------------------------------------      ---------------------------------------------------------
SAN MARINO                              378      $[     ]      VATICAN CITY                              379    $[     ]
---------------------------------------------------------      ---------------------------------------------------------
SAO TOME                                239      $[     ]      VENEZUELA                                  58    $[     ]
---------------------------------------------------------      ---------------------------------------------------------
SAUDI ARABIA                            966      $[     ]      VIETNAM                                    84    $[     ]
---------------------------------------------------------      ---------------------------------------------------------
SENEGAL REP.                            221      $[     ]      WALLIS & FORTUNA                          681    $[     ]
---------------------------------------------------------      ---------------------------------------------------------
SEYCHELLES ISLAND                       248      $[     ]      WESTERN SAMOA                             685    $[     ]
---------------------------------------------------------      ---------------------------------------------------------
SIERRA LEONE                            232      $[     ]      YEMEN ARAB REP.                           967    $[     ]
---------------------------------------------------------      ---------------------------------------------------------
SINGAPORE                                65      $[     ]      YUGOSLAVIA                                381    $[     ]
---------------------------------------------------------      ---------------------------------------------------------
SLOVAKIA                                 42      $[     ]      ZAIRE                                     243    $[     ]
---------------------------------------------------------      ---------------------------------------------------------
SLOVENIA                                386      $[     ]      ZAMBIA                                    260    $[     ]
---------------------------------------------------------      ---------------------------------------------------------
SOLOMON ISLAND                          677      $[     ]      ZIMBABWE                                  263    $[     ]
---------------------------------------------------------      ---------------------------------------------------------
SOMALIA                                 252      $[     ]
---------------------------------------------------------      ---------------------------------------------------------
SOUTH AFRICA                             27      $[     ]      CANADA                                           $[     ]
---------------------------------------------------------      ---------------------------------------------------------
SPAIN                                    34      $[     ]      MEXICO                        Band 1             $[     ]
---------------------------------------------------------      ---------------------------------------------------------
SRI LANKA                                94      $[     ]                                    Band 2             $[     ]
---------------------------------------------------------      ---------------------------------------------------------
ST. HELENA                              290      $[     ]                                    Band 3             $[     ]
---------------------------------------------------------      ---------------------------------------------------------
ST. KITTS                               869      $[     ]                                    Band 4             $[     ]
---------------------------------------------------------      ---------------------------------------------------------
ST. LUCIA                               758      $[     ]                                    Band 5             $[     ]
---------------------------------------------------------      ---------------------------------------------------------
ST. PIERRE/MIQUELON                     508      $[     ]                                    Band 6             $[     ]
---------------------------------------------------------      ---------------------------------------------------------
ST. VINCENT/GRENADINES                  784      $[     ]                                    Band 7             $[     ]
---------------------------------------------------------      ---------------------------------------------------------
SUDAN                                   249      $[     ]                                    Band 8             $[     ]
---------------------------------------------------------      ---------------------------------------------------------
SURINAME                                597      $[     ]
---------------------------------------------------------      ---------------------------------------------------------
SWAZILAND                               268      $[     ]
---------------------------------------------------------
SWEDEN                                   46      $[     ]      ALL INTERNATIONAL TRAFFIC IS BILLED IN SIX (6) SECOND INCREMENTS
---------------------------------------------------------      WITH THIRTY (30) SECOND MINIMUM.
SWITZERLAND                              41      $[     ]      ALL MEXICO TRAFFIC IS BILLED IN ONE (1)
---------------------------------------------------------      MINUTE INCREMENTS.
SYRIAN ARAB                             963      $[     ]
---------------------------------------------------------
TADJIKISTAN                               7      $[     ]
---------------------------------------------------------
TAIWAN                                  886      $[     ]
---------------------------------------------------------
TANZANIA                                255      $[     ]
---------------------------------------------------------
THAILAND                                 66      $[     ]
---------------------------------------------------------
TOGO                                    228      $[     ]
---------------------------------------------------------
TOKELAU                                 690      $[     ]
---------------------------------------------------------
TONGA                                   676      $[     ]
---------------------------------------------------------
TRINIDAD & TOBAGO                       868      $[     ]
---------------------------------------------------------
TUNISIA                                  21      $[     ]
---------------------------------------------------------
TURKEY                                   90      $[     ]
---------------------------------------------------------
TURKMENISTAN                            993      $[     ]
---------------------------------------------------------
TURKS & CAICOS IS.                      649      $[     ]
---------------------------------------------------------
TUVALU                                  688      $[     ]
---------------------------------------------------------
UGANDA                                  256      $[     ]     BTI                           KNOLOGY HOLDINGS, INC.
---------------------------------------------------------
UKRAINE                                 380      $[     ]
---------------------------------------------------------
UNITED ARAB EMIRA                       971      $[     ]      INITIAL: ______               INITIAL: _____
---------------------------------------------------------
UNITED KINGDOM                           44      $[     ]
---------------------------------------------------------
URUGUAY                                 598      $[     ]      DATE: ______                  DATE: ______
---------------------------------------------------------

                    [  ] - CONFIDENTIAL TREATMENT REQUESTED


                                    EXHIBIT I


                               GENERAL INFORMATION


I.1      FACSIMILE TRANSMISSION

If this option is selected for orders, the BTI facsimile number and contact person to be used shall be (919) 510 7302, Attention: Carrier Services
_______________.


I.2      TRAINING FEES


         BTI shall have the right to require training sessions which shall be at a location designated by Customer and Customer shall pay BTI a training fee of
$[     ] per hour for the trainer, plus the trainer's travel and ancillary expenses.



I.3      FACSIMILE TRANSMISSION

The BTI facsimile number and contact person to be used for the purposes set forth in this Section 9 shall be (919)_510 7302, Attention: Carrier Services. The Customer facsimile number and contact person to be used for said purposes shall be (____)_________________, Attention: ___________________.


I.4      PAYMENT TERM AND OBLIGATIONS


The Customer facsimile number and contact person for purposes of this Subsection
11.1 shall be (____)_______________________, Attention: _______________________.
Customer may change said facsimile number and contact person upon written notice to BTI.

                                    EXHIBIT J

                               CREDIT INFORMATION




LETTER OF CREDIT:                   NOT APPLICABLE

                                    EXHIBIT K


                                LETTER OF AGENCY


                                 NOT APPLICABLE

                                    EXHIBIT L


                             BTI NETWORK RECORDINGS


SWITCH SITE IDS                                      FUTURE SITE IDS
---------------                                      ---------------

111 = Atlanta                                        411 = New York
211 = Orlando                                        511 = Chicago
311 = Dallas                                         611 = Los Angeles
711 = Raleigh






NETWORK RECORDINGS
------------------

1. x11 01 We're sorry your call can not be completed as dialed. Please check the number, and try your call again. (8 seconds)


2. x11The Identification code you have dialed is invalid, please check the code, or call customer service for assistance. (8 seconds)


3. x11 The 800 number you have dialed is not in service there is no further information available at this time. (8 seconds)


4. x11 Travel service is not active with the identification code you have dialed, for assistance please call customer service (8 seconds)


5. x11 05 We're sorry your call can not be completed as dialed. Please check the number, and try your call again. (8 seconds)


6. x11 06 We're sorry your call can not be completed as dialed . Please check the number, and try your call again. (8 seconds)


7. x11 We're sorry the project code you have dialed is invalid, for assistance please call customer service. (8 seconds)


8. x11 We're sorry the 800 number you have dialed is not available from your area code. (8 seconds)


9. x11 We're sorry you must first dial a 1 or 0 to complete this call. (8 seconds)


10. x11 The number you are calling from is not on the Long Distance carrier's network, for assistance please call customer service (8 seconds)


11. x11 We're sorry you must enter your project code to complete this call. (seconds)

                                    EXHIBIT M



                           CUSTOMER TERMINATION LETTER



                                 NOT APPLICABLE